Preliminary Indications of Interest Regarding a Potential Transaction New York – December 09, 2025 – AlTi Global, Inc. (NASDAQ: ALTI) (“AlTi" or the “Company”), a leading independent global wealth manager with $89 billion in assets, today confirmed that it has received multiple preliminary indications of interest regarding a potential transaction with the Company. The Board of Directors of the Company has formed a Special Committee of independent directors to consider these preliminary indications of interest and to assess potential strategic options to maximize long-term value for shareholders, support the Company’s continued growth and to continue delivering best-in-class service to clients. AlTi holds a unique position in the ultra-high-net-worth space with a truly global franchise. AlTi continues to simplify its core business model and is focused on improving margins and maintaining momentum around growth organically and inorganically. There can be no assurance that the Special Committee’s review process will result in any particular outcome or transaction, and there is no definitive timeline set for the completion of the review process. The Company does not intend to make additional comments regarding the review process until it determines that additional disclosure is appropriate or necessary. J.P. Morgan Securities LLC is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to the Special Committee. About the Company AlTi is a leading independent global wealth manager providing entrepreneurs, multi-generational families, institutions, and emerging next-generation leaders with fiduciary capabilities as well as alternative investment strategies and advisory services. The firm currently manages or advises on over $89 billion in combined assets and has an expansive network with approximately 450 professionals across three continents. For more information, please visit us at www.alti-global.com. Forward-Looking Statements Some of the statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect the Company’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this press release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi’s registration statement on Form 10-K filed March 17, 2025, and in the subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. In addition, forward-looking statements contained in this press release may be impacted by events or occurrences related to the announcement of the receipt of preliminary indications of interest, including but not limited to, uncertainties as to whether the Company enters into a transaction with any party and if so the timing thereof, the possibility that other proposals may or may not be made and the effects of any of the foregoing on relationships with employees, clients or other business partners. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Contacts Investors Relations: Lily Arteaga, Head of Investor Relations investor@alti-global.com Media Relations: Emily Roy, Prosek pro-alti@prosek.com